Exhibit 10.1

AGREEMENT FOR POST-PETITION FINANCING

THIS AGREEMENT FOR POST-PETITION FINANCING (this “Agreement”) is made as of April     , 2009, by and among:

(I)                                    TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“Capa”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”), and SIGNATURE SPECIAL EVENT SERVICES, INC., a Maryland corporation, formerly named “TVI Holdings One, Inc.” (“Signature TVI”), jointly and severally (each of TVI, Capa, Safety Tech, and Signature TVI, are referred to in the Financing Agreement (defined herein) as a “Borrower” and, collectively in the Financing Agreement as the “Borrowers”; and each is referred to in this Agreement individually as a “Debtor” and collectively in this Agreement as the “Debtors”); and

(II)                                BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Lender”).

RECITALS

A.                                   TVI, has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division), Case 09-15677 (“TVI Chapter 11 Case”), and TVI has retained possession of its assets and is authorized under the Bankruptcy Code (defined below) to continue the operation of its business as debtor-in-possession.

B.                                     Capa, has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division), Case 09-15758 (“Capa Chapter 11 Case”), and Capa has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its business as debtor-in-possession.

C.                                     Safety Tech, has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division), Case 09-15684 (“Safety Tech Chapter 11 Case”), and Safety Tech has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its business as debtor-in-possession.

D.                                    Signature TVI, has commenced a case under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Maryland (Greenbelt Division), Case 09-15686 (“Signature TVI Chapter 11 Case”), and Signature TVI has retained possession of its assets and is authorized under the Bankruptcy Code to continue the operation of its business as debtor-in-possession.

E.                                      Prior to the commencement of the Chapter 11 Case (as defined herein), the Lender made loans and advances to the Debtors secured by certain assets and properties of the Debtors as set forth in the Financing Documents (as defined herein).

F.                                      The Debtors have requested that the Lender continue to make revolving loans and advances to the Debtors, and increase the maximum aggregate principal amount of the revolving loans available to the Debtors (subject to the terms and provisions of this Agreement and the other Financing Documents) from $11,000,000 to $19,000,000, notwithstanding the filing of the Chapter 11 Case.  The Lender is willing to provide such financing on the terms and conditions set forth in this Agreement, including, without limitation, a condition that the Bankruptcy Court approve this Agreement on an interim basis by entering the Interim Financing Order (as defined herein).

G.                                     In order to induce the Lender to make such post-petition loans and advances to the Debtors, the Debtors desire to enter into this Agreement.

NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements contained in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Debtors, jointly and severally, and the Lender mutually covenant, warrant and agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1                                      Additional Definitions.

As used in this Agreement, the terms defined in the Preamble and Recitals hereto shall have the respective meanings specified therein, capitalized terms not otherwise defined in this Agreement shall have the meaning set forth or provided for in the Financing Agreement and the other Financing Documents and the following terms shall have the respective meanings given to them below (and any defined terms similar to those set forth below) and shall be deemed and are hereby amended to include, in addition and not in limitation, each of the following, definitions:

“Additional Real Estate Collateral” means the real estate and improvements located in Frederick County, Maryland to be secured pursuant to the Deed of Trust (defined below), including, without limitation, all products and cash and non-cash proceeds thereof.

“Bankruptcy Code” means Title 11 of the United States Code, as the same has been or may hereafter be amended, recodified, modified or supplemented, together with all, rules, regulations and interpretations thereunder or related thereto.

“Bankruptcy Court” means the United States Bankruptcy Court for the District of Maryland (Greenbelt Division).

“Budget” means that certain weekly cash budget, consolidated cash flow projections, Borrowing Base (as defined in the Financing Agreement) projections and Bridge Amount (as defined in the Financing Agreement) projections and other financial information respecting the Debtors that was provided to the Lender in connection with this Agreement, the summary page of which is attached to and incorporated into the Financing Order, as now exists or may hereafter be amended (including, without limitation, amended to include adjustments for Additional Material Contracts (defined herein) and amended to include adjustments for Signature

TVI Operational Events that, in each case, do not extend the period covered by the Budget), modified, supplemented, extended, renewed, restated or replaced with Lender’s express prior written consent, which may be given or withheld in the Lender’s sole and absolute discretion.  Without limiting the foregoing, and for purposes of clarification, the term “Budget” shall include the Existing Budget and the New Budget (as each is defined herein), as the same may be in effect from time to time.

“Chapter 11 Case” means the collective reference to each of (a) the TVI Chapter 11 Case, (b) the Capa Chapter 11 Case, (c) the Safety Tech Chapter 11 Case and (d) the Signature TVI Chapter 11 Case.

“Collateral” means, collectively, the Pre-Petition Collateral and the Post-Petition Collateral.

“Deed of Trust” means that certain Deed of Trust, Assignment and Security Agreement dated as of January 23, 2009 from Safety Tech, as Grantor, to the trustee or trustees named therein for the benefit of the Lender and to be recorded among the Land Records of Frederick County, Maryland, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

“Final Financing Order” means a final, non-appealable order of the Bankruptcy Court consistent with this Agreement and the Interim Financing Order, with only such other provisions that the Lender expressly deems to be acceptable in the exercise of its sole and absolute discretion prior to the effectiveness thereof.

“Financing Agreement” means that certain Amended and Restated Financing and Security Agreement dated as of February 22, 2008 by and among the Debtors, jointly and severally, and the Lender, as amended by (a) that certain First Amendment to Amended and Restated Financing and Security Agreement dated as of July 3, 2008, (b) the Forbearance Agreement, (c) that certain Acknowledgment and Agreement dated as of January 30, 2009 and (d) this Agreement, as all of the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Financing Documents” means, collectively, this Agreement, that certain Third Amended and Restated Revolving Credit Note dated as of even date herewith from the Debtors to the order of the Lender, that certain Second Amended and Restated Term Note dated as of even date herewith from the Debtors to the order of the Lender, the Financing Agreement, the “Financing Documents” (as that term is defined in the Financing Agreement), and any other instrument, agreement or document previously, simultaneously or hereafter executed and delivered by any Borrower, any Debtor and/or any other Person, singly or jointly with another Person or Persons, evidencing, securing, guarantying or otherwise in connection with or relating to this Agreement, the Financing Agreement, any Notes, any of the Security Documents, any of the Facilities, and/or any of the Obligations together with all supplements, agreements, notes, documents, instruments and guarantees at any time executed and/or delivered in connection therewith or related thereto, and including, but not limited to, the agreements listed on Exhibit A hereto and made a part hereof, as all of the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

“Financing Order” means the reference to Interim Financing Order or the Final Financing Order, as the same may be in effect from time to time.

“Forbearance Agreement” means that certain Limited Forbearance Agreement dated as of November 20, 2008 as amended, modified, supplemented, extended, renewed, restated or replaced.

“Interim Financing Order” means the order of the Bankruptcy Court approving this Agreement on an interim basis pursuant to the Federal Rules of Bankruptcy Procedure 2002, 4001, and 9014 and Sections 105, 361, 362, 363 and 364 of the Bankruptcy Code, which order shall be substantially in the form of Exhibit B attached to and made a part of this Agreement, with only those modifications that the Lender expressly deems to be acceptable in the exercise of its sole and absolute discretion prior to the effectiveness thereof.

“Motor Vehicles” means each of the Debtors’ licensed motor vehicles and trailers on which the Lender did not have a perfected, unavoidable security interest prior to the Petition Date, together with all accessions, additions, fittings, accessories, special tools, and improvements thereto and substitutions therefor and all parts and equipment which may be attached to or which are necessary or beneficial for the operation, use and/or disposition of such personal property, all licenses, warranties, franchises and general intangibles related thereto or necessary or beneficial for the operation, use and/or disposition of the same, together with all Accounts, Chattel Paper, Instruments and other consideration received by the Debtor on account of the sale, lease or other disposition of all or any part of the foregoing and all proceeds (cash and non-cash) of the foregoing.

“Petition Date” means the date of the commencement of the Chapter 11 Case.

“Post-Petition Collateral” means, collectively, all now existing or hereafter acquired property of the Debtors’ estate, wheresoever located, of any kind or nature, whether now or hereafter owned, existing, acquired or arising and wherever now or hereafter located, whether real or personal, and all cash and cash and non-cash proceeds, including, without limitation:

(1)                                  (a) all of the Debtors’ Accounts, Inventory, Chattel Paper, Documents, Instruments, Equipment (including, without limitation, the Motor Vehicles), Securities, and General Intangibles, whether now owned or existing or hereafter acquired or arising, (b) all returned, rejected or repossessed goods, the sale or lease of which shall have given or shall give rise to an Account or Chattel Paper, (c) all insurance policies relating to the foregoing and the right to receive refunds of unearned insurance premiums under those policies, (d) all books and records in whatever media (paper, electronic or otherwise) recorded or stored, with respect to the foregoing and all Equipment and General Intangibles necessary or beneficial to retain, access and/or process the information contained in those books and records, and (e) all cash and non-cash proceeds and products of the foregoing; and

(2)                                  the Additional Real Estate Collateral; and

(3)                                  all present and future monies, securities, credit balances, deposits, deposit accounts and other property of the Debtors now or hereafter held or received by or in transit to the Lender or any of its affiliates or at any other depository or other institution from or for the account of the Debtors, whether for safekeeping, pledge, custody, transmission, collection or otherwise; and

(4)                                  all pre-petition and post-petition claims and property held by or received by, or on behalf of, the Debtors or its estate, or any trustee of the Debtors (whether in this Chapter 11 Case or in any subsequent Chapter 7 case of the Debtors) including, without limitation, all property recovered as a result of transfers or obligations avoided or actions taken under the Bankruptcy Code, as set forth in the Financing Order; and

(5)                                  all products and proceeds of the foregoing, in any form, including, without limitation, insurance proceeds and all claims against third parties for loss or damage to or destruction of any or all of the foregoing.

“Post-Petition Obligations” means all indebtedness, duties, obligations, and liabilities of the Debtors to the Lender arising on and after the Petition Date, whether the same is now existing or contemplated or hereafter arising, including, without limitation, those arising pursuant to, in connection with and/or on account of the provisions of this Agreement, the Financing Agreement, the Notes, each Security Document, and any of the other Financing Documents, the Loans, the Facilities, and any of the Credit Facilities including, without limitation, the principal of, and interest on, each of the Notes, late charges, the Fees, Enforcement Costs, and prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit; Post-Petition Obligations also means all future indebtedness, liabilities and obligations of the Debtors to the Lender arising on and after the Petition Date of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent; and also means any and all renewals, extensions, substitutions, increases, decreases, amendments, restatements and rearrangements of any such debts, obligations and liabilities, and all Enforcement Costs with respect thereto.

“Pre-Petition Collateral” means all “Collateral” (with the exception of the Motor Vehicles and the Additional Real Estate Collateral), as such term is defined in the Financing Agreement and all other security for the Pre-Petition Obligations as provided in the Financing Documents immediately prior to the Petition Date.

“Pre-Petition Obligations” means all indebtedness, duties, obligations, and liabilities arising before the Petition Date of the Debtors and any other Person to the Lender under, arising pursuant to, in connection with and/or on account of the provisions of the Financing Agreement, the Notes, each Security Document, and any of the other Financing Documents, the Loans, the Facilities and any of the Credit Facilities, including, without limitation, the principal of, and interest on, each of the Notes, late charges, the Fees, Enforcement Costs, and prepayment penalties (if any), letter of credit fees or fees charged with respect to any guaranty of any letter of credit; Pre-Petition Obligations also means the “Obligations” (as that term is defined in the Financing Agreement) and all other indebtedness, liabilities and obligations arising before the Petition Date of the Debtors to the Lender of any nature whatsoever regardless of whether such debts, obligations and liabilities be direct, indirect, primary, secondary, joint, several, joint and several, fixed or contingent, and all Enforcement Costs with respect thereto.

“Signature TVI Operational Events” means, collectively, any of the following, whether through one or more transactions, that in each case are approved by the Lender in the exercise of its sole and absolute discretion prior to the effectiveness thereof:  (a) the sale of all or a portion of the equity interests of Signature TVI, (b) the sale of all or a portion of the assets of Signature TVI outside of the ordinary course of business, or (c) ceasing the operations of Signature TVI in whole or in part.

“Termination Date” means the first to occur of:  (a) May 1, 2009 (or such later date that may be expressly agreed to in writing by the Lender in the exercise of its sole and absolute discretion), unless on or prior to that date, the Bankruptcy Court enters the Final Financing Order which is acceptable to the Lender in all respects in the exercise of its sole and absolute discretion; (b) June 15, 2009, unless on or prior to such date the Debtors provide the Lender with the New Budget that, without limiting any of the other provisions of this Agreement or the Financing Documents, is acceptable to the Lender in its sole and absolute discretion; (c) at the option of the Lender in the exercise of its sole and absolute discretion, the occurrence and continued existence of any Event of Default; (d) September 30, 2009, unless on or prior to that date, the Lender has expressly agreed in writing in its sole and absolute discretion to extend that date and to continue to advance funds under the Financing Documents in accordance with financing terms, budgets and such other documents and agreements acceptable to the Lender in all respects in the exercise of its sole and absolute discretion; (e) the expiration of the Debtors’ authorization to borrow from Lender pursuant to the Financing Documents, this Agreement or the Financing Order authorizing the granting of credit by Lender to the Debtors pursuant to Section 364 of the Bankruptcy Code as may hereafter be entered by the Bankruptcy Court; or (f) if the Debtors, or any one or more of the Debtors, seek the entry of any order which authorizes the sale, lease, or other disposition of property of the estate of any of the Debtors in which the Lender has a Lien, except for sales of the Debtors’ Inventory in the ordinary course of business, without the Lender’s express prior written consent.

Section 1.2                                      Definitions in Financing Documents.

(a)                                                          All references to the term “Collateral” in any of the Financing Documents or any other term referring to the security for the Pre-Petition Obligations in any of the Financing Documents shall be deemed, and each such reference is hereby amended to mean, collectively, the Pre-Petition Collateral and the Post-Petition Collateral.

(b)                                                         All references to the Debtors, including, without limitation, to the terms “Borrower”, “Borrowers”, “Debtor” or “Debtors” in any of the Financing Documents, shall be deemed and each such reference is hereby amended to mean and include each Person included in the term “Debtors” as defined by this Agreement, jointly and severally, unless a specific Debtor is expressly identified, and their respective successors and assigns (including any trustee or other fiduciary hereafter appointed as its legal representative or with respect to the property of the estate of such corporation whether under Chapter 11 of the Bankruptcy Code or any subsequent Chapter 7 case and its successor upon conclusion of the Chapter 11 Case of such corporation).

(c)                                                          All references to the term “Financing Documents” in any of the Financing Documents shall be deemed to include, and each such reference is hereby amended to include, in addition and not in limitation, this Agreement, all of the Financing Documents as ratified, assumed and adopted by the Debtors pursuant to the terms hereof, as amended and supplemented hereby, and the Financing Order, as each of the same now exists or may hereafter be amended, modified, supplemented extended, renewed, restated or replaced.

(d)                                                         All references to the term “Financing Agreement” in any of the Financing Documents shall be deemed to mean, and each such reference is hereby amended to mean, the Financing Agreement, as defined herein and amended hereby and ratified, assumed and adopted by the Debtors pursuant to the terms hereof and the Financing Order, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

(e)                                                          All references to the term “Obligations” in this Agreement and in any of the Financing Documents shall be deemed to mean, and each such reference in the Financing Documents is hereby amended to mean, both the Pre-Petition Obligations and the Post-Petition Obligations.

(f)                                                            All references to the term “Revolving Loan” in any of the Financing Documents shall be deemed to mean, and each such reference is hereby amended to mean, the Revolving Loan, as defined in the Financing Agreement and amended hereby and ratified, assumed and adopted by the Debtors pursuant to the terms hereof and the Financing Order, as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, all whether the Obligations with respect thereto constitute Pre-Petition Obligations or Post-Petition Obligations.

Section 1.3                                      Other Provisions for Definitions.

(a)                                                          For purposes of this Agreement, unless otherwise defined or amended herein, including, but not limited to, those terms used and/or defined in the Preamble and Recitals hereto, all terms used herein shall have the respective meanings assigned to such terms in the Financing Agreement.

(b)                                                         All references to the terms “Lender”, or any other Person pursuant to the definitions in the Preamble and Recitals hereto, or otherwise, shall include its respective successor and assigns.

(c)                                                          All references to any term in the singular shall include the plural and all references to any term in the plural shall include the singular.

(d)                                                         All terms not specifically defined herein which are defined in the Uniform Commercial Code of the State of Maryland shall have the meaning set forth therein, except that the term, “Lien” or “lien” shall have the meaning set forth in Section 101(37) of the Bankruptcy Code.

ARTICLE II

ACKNOWLEDGEMENT

Section 2.1                                      Pre-Petition Obligations.

The Debtors hereby acknowledge, confirm and agree that:

(a)                                                          The unpaid balance of the Loans as of the close of business on March 31, 2009 are, respectively, as follows:

Loan	Principal	Interest	Total
Revolving Loan (including, without limitation, Letter of Credit Obligations)	$10,227,876.27	$5,317.86	$10,233,194.13
Term Loan	$17,103,291.61	$8,307.21	$17,111,598.82

(b)                                                         The Pre-Petition Obligations also include unpaid fees and expenses due and owing to the Lender, including, without limitation, unpaid reasonable attorneys’ fees and expenses incurred by the Lender in connection with the Forbearance Agreement and related Financing Documents, the collection and enforcement of the Pre-Petition Obligations, to the extent the same are permitted by the of the Financing Documents and/or applicable Laws.  Without limiting the foregoing, (i) the Debtors hereby authorize the Lender to pay Lender’s reasonable counsel’s fees and expenses as part of the Pre-Petition Obligations by debit to the Revolving Loan in the manner provided by Section 2.1.2 (Procedure for Making Advances Under the Revolving Loan; Lender Protection Advances) of the Financing Agreement and (ii) the Debtors hereby acknowledge, confirm and agree that the Debtors shall pay (whether by debit to the Revolving Loan or otherwise) all such fees and expenses upon demand, whether or not such fees and expenses are included in, or otherwise made a part of, the Budget.

(c)                                                          Subject to the effect of the Financing Order, each of the Debtors agrees that there does not exist (or to the extent that there does exist, each of the Debtors hereby irrevocably waives and releases) any defense or right of set-off, recoupment or counterclaim to the payment when due of those amounts due under the Loans or any of the other Pre-Petition Obligations, and that there does not exist (or to the extent that there does exist, each of the Debtors hereby irrevocably waives and releases) any other claim against the Lender with respect to the Loans, the Notes, the Pre-Petition Obligations, or otherwise.  Each Debtor hereby releases, acquits and forever discharges each of the Lender, its respective officers, employees, and agents, from any and all claims, actions, causes of action, demands, rights, damages, costs, loss of services, expenses and compensation whatsoever, which any of the Debtors now have, or which may have accrued prior to the date of this Agreement, or which arise from, relate to, may arise from, may relate to or are in any way are connected to any set of facts, situations, acts or omissions of any person or entity (including, without limitation, the Lender, its respective officers, employees, and agents) prior to the date of this Agreement, in each case, whether known or unknown by any or all of the Debtors, on account of or that in any way arise out of or result from any of the Pre-Petition Obligations, this Agreement, any of the other Financing Documents, any of the transactions, duties or obligations arising under or relating to any of the Pre-Petition Obligations, this Agreement, any of the other Financing Documents, or any other agreements, transactions, duties or obligations, or facts whatsoever, whether related to the Pre-Petition Obligations, this Agreement, any of the other Financing Documents or otherwise, whether arising in contract or tort, in law or in equity.  Without limiting the foregoing, each Debtor hereby specifically releases, acquits and forever discharges each of the Lender, its respective officers, employees, and agents, from any and all contract or common law claims, and avoidance actions under 11 U.S.C. Sections 542, 544, 545, 547, 548, 549, 550, or 553 if any, against Lender arising from or related to the Financing Documents, including, without limitation, this Agreement.

Section 2.2                                      Acknowledgement of Security Interests.

The Debtors hereby acknowledge, confirm and agree that the Lender has and shall continue to have valid, enforceable and perfected first priority and senior security interests in and liens upon all Pre-Petition Collateral heretofore granted to the Lender pursuant to the Financing Agreement and the other Financing Documents as in effect immediately prior to the Petition Date to secure all of the Obligations, as well as valid and enforceable first priority and senior security interests in and liens upon all Post-Petition Collateral granted to the Lender under the Financing Order or hereunder or under any of the other Financing Documents or otherwise granted to or held by the Lender; except, however, that, with respect to the Liens on the Post-Petition Collateral, the Liens securing the Post-Petition Obligations with respect to the Revolving Loan shall be deemed to have priority over the Liens securing the Pre-Petition Obligations with respect to the Revolving Loan.

Section 2.3                                      Binding Effect of Documents.

The Debtors hereby acknowledge, confirm and agree that (a) this Agreement and each of the other Financing Documents to which any of the Debtors is a party has been duly executed and delivered to the Lender by the Debtors and each is in full force and effect as of the date hereof, except that this Agreement is subject to the approval of the Bankruptcy Court as set forth in the Financing Order, (b) the agreements and Obligations of the Debtors contained in this Agreement and the other Financing Documents constitute the legal, valid and binding obligations of the Debtors enforceable against the Debtors in accordance with their respective terms and the Debtors have no valid defense, offset or counterclaim to the enforcement of the Obligations and (c) the Lender is and shall be entitled to all of the rights, remedies and benefits provided for in this Agreement, the other Financing Documents and the Financing Order.

ARTICLE III

ADOPTION AND RATIFICATION

The Debtors hereby (a) ratify, assume, adopt and agree to be bound by the Financing Documents in accordance with the terms thereof and (b) agree to pay all of the Obligations in accordance with the terms of the Financing Documents and the Financing Order, including, without any limitation, interest on the Pre-Petition Obligations.  All of the Financing Documents are hereby incorporated herein by reference and hereby are and shall be deemed adopted and assumed in full by the Debtors, as the Debtors and the Debtors-in-Possession, and considered as agreements by and between the Debtors and the Lender.  The Debtors hereby ratify, restate, affirm and confirm all of the terms and conditions of the Financing Documents, as amended and supplemented pursuant hereto and the Financing Order, and Lender agrees to lend pursuant to, and the Debtors agree to be fully bound by, as the Debtors and the Debtors-in-Possession, the terms of the Financing Documents to which any Debtor is a party.

ARTICLE IV

GRANT OF SECURITY INTEREST

As collateral security for the prompt performance, observance and payment in full of all of the Obligations (including, without limitation, the Pre-Petition Obligations and the Post-Petition Obligations), the Debtors, as the Debtors and the Debtors-in-Possession, hereby grant, pledge and assign to the Lender, and also confirm, reaffirm and restate the prior grant to the Lender of, continuing security interests in and liens upon, and rights of setoff against, all of the Collateral, provided, that, the Motor Vehicles and the Additional Real Estate Collateral shall only secure the Post-Petition Obligations, subject to the terms of the Financing Order.

ARTICLE V

ADDITIONAL REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the continuing representations, warranties and covenants heretofore and hereafter made by the Debtors to the Lender, whether pursuant to this Agreement, the Financing Agreement, the other Financing Documents or otherwise, and not in limitation thereof, the Debtors hereby represent, warrant and covenant to the Lender the following (which shall survive the execution and delivery of this Agreement), the truth and accuracy of which, or compliance with, being a continuing condition of the making of Loans by the Lender:

Section 5.1                                      Use of Proceeds.

All Loans and credit accommodations provided by the Lender to the Debtors pursuant to the Financing Order, this Agreement, the Financing Agreement, the other Financing Documents or otherwise, shall be used by the Debtors, in each case in a manner consistent with the terms and conditions of this Agreement and the other Financing Documents and in accordance with the Budget, as follows: (a) solely for (x) payment of obligations incurred by the Debtors post-petition (and payment of certain pre-petition debts and MIP Payments (defined herein) that may be requested by the Debtors, that are consented to by the Lender in its sole and absolute discretion, and that are ultimately approved by the Bankruptcy Court after notice and hearing)

for working capital and general corporate purposes and (y) payment of costs of administration of the Chapter 11 Case, to the extent set forth in the Budget; and (b) for payment of the Pre-Petition Obligations with respect to the Revolving Loan as a gradual “roll up”, and for payment of the Obligations (including, without limitation, Obligations due and owing to BB&T Financial FSB (“BB&T FSB”) under the Commercial Credit Agreement and the Amended Commercial Credit Agreement (as those terms are defined in the Financing Order)), in accordance with this Agreement and the other Financing Documents and the terms of the Financing Order.  No portion of any administrative expense claim or other claim relating to the Chapter 11 Case shall be paid with the proceeds of such Revolving Loans and credit accommodations provided by the Lender to the Debtors, except as set forth in the Financing Order.  Notwithstanding the foregoing, or anything else to the contrary contained in this Agreement or in any of the Financing Documents, without the Lender’s express prior written consent to be given or withheld in the Lender’s sole and absolute discretion, the Debtors shall not cause or permit Revolver Usage (as defined in the Financing Agreement) to exceed at any time (x) Three Million Five Hundred Thousand Dollars ($3,500,000) for Additional Material Contract Advances (as defined herein), and (y) Fifteen Million Five Hundred Thousand Dollars ($15,500,000) for Ordinary Working Capital Advances (defined herein).  For purposes of this Agreement and the other Financing Documents:  The term “Additional Material Contract Advances” means advances under the Revolving Loan for the Debtors’ ordinary working capital purposes relating solely to the Additional Material Contracts and not otherwise prohibited by the provisions of this Agreement and the other Financing Documents, but excluding Ordinary Working Capital Advances; and the term “Ordinary Working Capital Advances” means advances under the Revolving Loan for ordinary working capital purposes of the Debtors’ business and not prohibited by the provisions of this Agreement or the other Financing Documents, but excluding Additional Material Contract Advances.  “Additional Material Contract” means a contract for the performance of services or delivery of goods by the Debtors entered into after the Petition Date, which contract provides for net cash payments to the Debtors in excess of $2,000,000 in the aggregate payable during the one (1)-year period immediately following the date the contract is awarded to the Debtors, and which contract is otherwise in form and substance, and for a project or projects, acceptable to the Lender in its sole and absolute discretion.  “Additional Material Contracts” means the collective reference to each Additional Material Contract.

Section 5.2             No Defaults.

Except for those defaults disclosed to the Lender prior to the Petition Date or at the effective date of this Agreement and those defaults set forth on Exhibit C attached hereto and made a part hereof (those defaults disclosed to the Lender prior to the Petition Date or at the effective date of this Agreement and those defaults set forth on such Exhibit C, collectively, the “Noticed Pre-Petition Defaults”) and those defaults that may have occurred prior to the Petition Date or the effective date of this Agreement that have not been disclosed to the Lender, but are not material defaults as determined by the Lender in its sole and absolute discretion exercised in good faith (collectively, the “Non-Noticed Pre-Petition Defaults”; the Noticed Pre-Petition Defaults and the Non-Noticed Pre-Petition Defaults, collectively, the “Pre-Petition Defaults”), no Debtor: (a) is in default in the payment of any amounts at any time due on any material indebtedness for borrowed money owed by the Debtors (including, without limitation, the Obligations) or in the performance of any other material terms or covenants of any evidence of such indebtedness (including, without limitation, the Obligations) or of any mortgage, security agreement, indenture, pledge or other agreement relating thereto or securing such indebtedness (including, without limitation, the Financing Documents); or (b) is in default (i) under any contract with any single Person, or affiliated group of Persons, which provides for revenue to the Debtors equal to or in excess of $500,000 in any one (1)-year period, or (ii) under any contracts with any single Person, or affiliated group of Persons, that, when aggregated together, provide revenue to the Debtors equal to or in excess of $500,000 in any one (1)-year period.

Section 5.3             Motor Vehicles.

Within fifteen (15) days from the date of this Agreement, the Debtors shall provide to the Lender a true, correct and complete list of each of the Motor Vehicles which the Debtors are granting to the Lender as additional collateral for the Post-Petition Obligations, which list shall contain the aggregate book value of such Motor Vehicles.

Section 5.4             Deed of Trust.

The Debtors shall cooperate fully with Lender in the recording, indexing and insuring of the Deed of Trust, and otherwise in connection with Lender’s efforts to perfect and insure its Lien in the Additional Real Estate Collateral and, without in any way limiting any covenants or agreements contained in this Agreement, the Deed of Trust or the other Financing Documents, the Debtors shall pay on demand all recordation fees, title insurance premiums and other costs, filing fees, courier fees, county clerk fees and costs, taxes, recordation taxes, stamp taxes and all other costs, fees and expenses incurred, or to be incurred, in connection with the recording, indexing and insuring of the Deed of Trust, or otherwise in connection with the Deed of Trust.  All such costs, fees and expenses may be paid by debit to the Revolving Loan in the manner provided by Section 2.1.2 (Procedure for Making Advances Under the Revolving Loan; Lender Protection Advances) of the Financing Agreement.

Section 5.5             Accuracy of Budget.

The Debtors represent and warrant that, to the best of the Debtors’ knowledge, the Budget accurately reflects substantially all of the projected revenue and expenses of the Debtors for the period or periods covered by the Budget and has been compiled by the Debtors in accordance with sound business judgment and practice.  The Debtors shall re-make and confirm, and shall be deemed to re-make and confirm in all material respects, the representations and warranties contained in this Section at the time the Debtors present the New Budget to the Lender, each time the Debtor presents any modification or amendment to the Budget for consideration by the Lender and each the time the Debtors request, and again at each time the Lender makes, any Loans.

ARTICLE VI

OTHER CONDITIONS.

Section 6.1             Interest Provisions.

Interest on the Obligations shall accrue at the rate or rates provided in the Financing Agreement, as amended hereby, which are with respect to the Loans as set forth in Section 8.2

(Amendments to Other Provisions of Financing Documents) of this Agreement below.  Interest shall continue to be due and payable at the times provided in the Financing Agreement and the Notes and may be paid by debit to the Revolving Loan in the manner provided by Section 2.1.2 (Procedure for Making Advances Under the Revolving Loan; Lender Protection Advances) of the Financing Agreement.

Section 6.2             Financing Order.

The Lender shall have no obligation to provide any financing to the Debtors unless and until the Interim Financing Order has been duly entered, and only so long as the Financing Order is valid, subsisting and continuing and has not been vacated, modified, reversed on appeal, or vacated or modified by any order of the Bankruptcy Court and is not subject to any pending appeal or stay.

Section 6.3             Loan Fee.

The Debtors shall pay the Lender a loan fee in respect of the financing provided by the Lender to the Debtors in the Chapter 11 Case in an amount of Twenty-Five Thousand Dollars ($25,000), which loan fee shall be fully earned and due and payable in full as of the date of the entry (if at all) of the Interim Financing Order.  Such loan fee is part of the Obligations that may be debited to the Revolving Loan in the manner provided in Section 2.1.2 (Procedure for Making Advances Under the Revolving Loan; Lender Protection Advances) of the Financing Agreement.

Section 6.4             No Use of Cash Collateral or Priming Liens.

The Debtors agree that until such time as all of the Obligations are indefeasibly paid in full in cash, and otherwise performed and satisfied in full, and the Financing Documents are terminated in accordance with the terms thereof, the Debtors shall not seek the Bankruptcy Court’s authority to use, sell, or lease cash collateral as defined in Section 361 of the Bankruptcy Code over the objection of the Lender pursuant to Section 363(c) of the Bankruptcy Code at any time in the Chapter 11 Case and acknowledge and agree that, without such agreement, the Lender would be unwilling to enter into this Agreement.  The Debtors further agree that the Debtors shall not in any way prime or seek to prime the security interests and liens of the Lender provided to the Lender under the Financing Documents and the Financing Order by offering a subsequent lender, or a party-in-interest a superior or pari passu lien or claim pursuant to Section 364(d) of the Bankruptcy Code, or otherwise, and acknowledge and agree that, without such agreement, the Lender would be unwilling to enter into this Agreement.

Section 6.5             Budget

(a)             All Revolving Loans and credit accommodations provided by the Lender to the Debtors pursuant to the Financing Order, the Financing Agreement, the Financing Documents, or otherwise, shall be used by the Debtors strictly in accordance with the Budget, and the Debtors shall not make any payment of any expense or make any other payment to the extent actual expenses exceed, or would exceed after giving effect to any proposed payment on a pro-forma basis, the amount set forth in any line item in the Budget, except as permitted by Section 6.5(c) of this Agreement and except for Enforcement Costs (which Enforcement Costs shall be due and payable on demand).  The Debtors acknowledge that the Budget that is attached to the Interim Financing Order (as such Budget may be amended, modified, substituted, replaced or otherwise modified with Lender’s prior written consent, to be given or withheld in Lender’s sole and absolute discretion, the “Existing Budget”) only contains consolidated cash flow projections, Borrowing Base projections and Bridge Amount projections and other financial information respecting the Debtors through and including June 26, 2009.  On or before June 15, 2009, the Debtors shall provide the Lender with a new budget covering the period from and including June 27, 2009 through and including October 2, 2009 (as such Budget may be amended, modified, substituted, replaced or otherwise modified with Lender’s prior written consent, to be given or withheld in Lender’s sole and absolute discretion, the “New Budget”), which New Budget shall be in the same format and contain the same detail as the Existing Budget.  The New Budget shall be acceptable to the Lender in its sole and absolute discretion, and the Lender shall have no obligation to continue to provide any financing or credit accommodation to the Debtors under the Financing Order, this Agreement, the Financing Agreement, the Financing Documents, or otherwise, if the New Budget is not acceptable to the Lender in its sole and absolute discretion.

(b)             The Debtors and the Lender hereby agree that the Debtors shall, within five (5) Business Days of being awarded each Additional Material Contract (that meets all of the criteria set forth in the Financing Agreement and, without limitation, is acceptable to the Lender in the exercise of its sole and absolute discretion) and at the time of the Debtors’ proposal of any of the Signature TVI Operational Events, submit a revised and adjusted Budget to the Lender for the Lender’s review and consideration.  Provided that such revised and adjusted Budget is acceptable to the Lender in its sole and absolute discretion and, without limiting that discretion of the Lender, does not extend the period covered by the Budget, the Lender shall substitute such revised and adjusted Budget and such revised and adjusted Budget shall become the “Budget” for the purposes set forth in this Agreement, the Financing Order and the other Financing Documents.

(c)  Notwithstanding anything contained in this Agreement or in any of the other Financing Documents to the contrary, the Debtors shall not make any payment of: (i) Payroll and Benefits Expenses that would, in the aggregate, exceed one hundred and ten percent (110%) of the amount set forth in the Consolidated Cash Flow for DIP (the “Summary Cash Budget”) that is part of the Budget, measured weekly, on a cumulative basis, for the period beginning on the Petition Date through April 3, 2009 and measured weekly thereafter; (ii) Other Expenses that would, in the aggregate exceed one hundred and ten percent (110%) of the amount set forth in the Summary Cash Budget that is part of the Budget, measured weekly, on a cumulative basis, for the period beginning on the Petition Date through April 3, 2009 and measured weekly thereafter; (iii) Vendor Payments (other than Critical Vendor Payments) that would, in the aggregate, exceed one hundred and ten percent (110%) of the amount set forth in the Summary Cash Budget that is part of the Budget, measured weekly, on a cumulative basis, for the period beginning on the Petition Date through April 3, 2009 and measured weekly thereafter; and (iv) Facility Costs that would, in the aggregate, exceed one hundred and ten percent (110%) of the amount set forth in the Summary Cash Budget that is part of the Budget, measured weekly, on a cumulative basis, for the period beginning on the Petition Date through April 3, 2009 and measured weekly thereafter.  The Debtors are not permitted to make, and shall not make, any of the payments set forth in the preceding sentence if such payments are prohibited by any terms of this Agreement or the other Financing Documents, or if the Debtors are not in strict compliance with the terms of this Agreement and the other Financing Documents, both immediately prior to such proposed payment and after giving effect to any such proposed payment on a pro-forma basis.

(d)  Notwithstanding anything contained in this Agreement, the Financing Agreement or in any of the other Financing Documents to the contrary, but subject to the other provisions of this subsection (d), it shall be an Event of Default under each of this Agreement, the Financing Agreement, the Financing Order and the other Financing Documents if the Debtors fail to achieve actual collections of at least the following minimum percentages of the projected collections that are set forth in the Budget, to be measured as of Friday of each week, commencing with April 17, 2009, for the applicable test period set forth in the following table:

Test Date	Test Period	Minimum Percentage of Projected Collections
April 17, 2009	The three (3)-week period ending on such test date	Seventy-Five Percent (75%)

April 24, 2009	The four (4)-week period ending on such test date	Eighty Percent (80%)

May 1, 2009	The five (5)-week period ending on such test date	Eighty-Five Percent (85%)

May 8, 2009 and each test date thereafter	The six (6)-week period ending on such test date	Ninety Percent (90%)

provided, however, that if the Debtors fail to meet the foregoing test on any test date, but (x) the Debtors meet such test on the immediately following test date and (y) the Lender has not declared an Event of Default for such failure in writing prior to such immediately following test date, then the Lender shall be deemed to waive such Event of Default.

The Debtors shall provide the Lender with reports of actual collections in form and substance satisfactory to the Lender in its sole and absolute discretion on a weekly basis by not later than Thursday of each week.

Section 6.6             Variance Report.

The Debtors hereby agree to continue their weekly meetings with the Lender to discuss, among other things, the Debtors’ performance in comparison to the Budget.  The Debtors shall provide weekly (in time for discussion at such weekly meetings, but in no event later than Thursday of each week), a cash flow report (the “Variance Report”), which Variance Report shall show actual cash flow results and variances from the Budget commencing with the week ending April 3, 2009 and through the end of the week immediately preceding the week in which the Variance Report is to be furnished. No later than the scheduled weekly meeting time, but in any event by Thursday of each week, the Debtors shall also provide a weekly report of information (including, without limitation, the Bridge Amount for the applicable week) with respect to the current week and projections for the immediately following week.  The Variance Report and the other weekly report shall contain such detail as is reasonably requested by the Lender and shall be in form and substance satisfactory to the Lender in its sole and absolute discretion.

Section 6.7             Investment Banker.

(a)           By not later May 8, 2009, unless such date is expressly extended by the Lender in writing in its sole and absolute discretion, the Debtors hereby agree to engage an investment banker (the “Investment Banker”), whose experience, reputation and otherwise is reasonably acceptable to the Lender, to value the Debtors’ business.   The Debtors hereby agree that, prior to engaging such Investment Banker, they shall provide the Lender with the proposed engagement letter.  The Debtors agree that they will not enter into such an engagement unless the Investment Banker and the terms of the engagement of the Investment Banker (including, without limitation, any and all commissions, fees, and other amounts payable, exclusivity and tail) shall be acceptable to the Lender in the exercise of its reasonable discretion.

(b)           The Debtors hereby agree that the Lender may discuss with the Investment Banker the affairs, finances, valuation and prospects of the Debtors and shall have complete, direct and immediate access to the representatives, employees and agents of the Investment Banker and its reports, projects, estimates, work papers, recommendations, assessments and other information and conclusions relating in any way to the Debtors, without the further consent or approval of the Debtors. Without implying any limitation on the foregoing, the Debtors acknowlege and agree that such access to the Investment Banker is a material inducement to the Lender to enter into this Agreement.  Without implying any limitation on the foregoing, the Investment Banker’s engagement letter shall contain the Investment Banker’s agreement to cooperate fully with the Lender in effecting such access.

(c)           Each of the Debtors hereby irrevocably authorizes and directs the Investment Banker and the representatives, employees and agents of the Investment Banker to exhibit and deliver to the Lender any and all of its reports, valuations, estimates, projects, budgets, work papers, recommendations, assessments and other information and conclusions and to discuss candidly the same with the Lender, without the further consent or approval of any of the Debtors.  The Lender acknowledges that the engagement of the Investment Banker is the sole responsibility of the Debtor and all reports, valuations, assessments and related working papers that come into the possession of Lender are the property of the Debtors, provided that the Debtors and the Investment Banker shall nonetheless allow the Lender unrestricted access to the same.

(d)           Notwithstanding the foregoing, the Debtors and/or the Investment Banker shall have no duty to disclose specific information to the extent, if any, that the Debtors and/or the Investment Banker on behalf of the Debtors asserts that such specific information is subject to the attorney-client privilege.  If the Debtors and/or the Investment Banker on behalf of the Debtors asserts that any such specific information is subject to attorney-client privilege, then the Debtors and/or the Investment Banker shall maintain a privilege log with respect to information subject to a claim of attorney-client privilege, which shall contain (a) the date of the document or information, (b) the type of document or information, (c) the basis for withholding the document or information, and (d) the subject of the document or information.  The inadvertent production by the Debtors and/or the Investment Banker of information subject to a claim of attorney-client privilege shall not be deemed a waiver or forfeiture of any claim of privilege that the Debtors would otherwise be entitled to assert with respect to the inadvertently disclosed protected information and its subject matter, as long as the producing party promptly after discovery notifies the Lender in writing of the claim or privilege. Upon such notice, the Lender shall destroy promptly all copies of the documents or information referred to and notify the producing party or person that it has done so. Within five (5) Business Days of the notification that such disclosed protected information has been returned or destroyed, the Debtors shall produce, or cause to be produced, a privilege log with respect to the disclosed protected information.

Section 6.8             Consultant.

(a)           At all times required by the Lender in its sole and absolute discretion, the Debtors hereby agree to at all times continuously engage a consultant (the “Consultant”), whose experience, reputation and otherwise is reasonably acceptable to the Lender.  The scope of the Consultant’s engagement shall include serving as principal bankruptcy financial advisor to the Debtors, assisting the Debtors in the preparation of the Budget (including the Existing Budget and the New Budget), evaluating operations and procedures, negotiating with critical vendors, other creditors and other interested parties if and as requested by the Debtors, evaluating the Debtors’ and assisting the Debtors with a plan of reorganization, all pursuant to an engagement agreement reasonably satisfactory to the Lender.

(b)           The Debtors hereby agree that the Lender may discuss with the Consultant the affairs, finances and accounts of the Debtors and shall have complete, direct and immediate access to the representatives, employees and agents of the Consultant and its reports, projects, budgets, work papers, recommendations, assessments and other information and conclusions relating in any way to the Debtors, without the further consent or approval of the Debtors. Without implying any limitation on the foregoing, the Debtors acknowlege and agree that such access to the Consultant is a material inducement to the Lender to enter into this Agreement.  Without implying any limitation on the foregoing, the Consultant’s engagement letter shall contain the Consultant’s agreement to cooperate fully with the Lender in effecting such access.

(c)           Each of the Debtors hereby irrevocably authorizes and directs the Consultant and the representatives, employees and agents of the Consultant to exhibit and deliver to the Lender any and all of its reports, projects, budgets, work papers, recommendations, assessments and other information and conclusions and to discuss candidly the same with the Lender, without the further consent or approval of any of the Debtors.  The Lender acknowledges that the engagement of the Consultant is the sole responsibility of the Debtor and all reports, assessments and related working papers that come into the possession of Lender are the property of the Debtors, provided that the Debtors and the Consultant shall nonetheless allow the Lender unrestricted access to the same.

(d)           Notwithstanding the foregoing, the Debtors and/or the Consultant shall have no duty to disclose specific information to the extent, if any, that the Debtors and/or the Consultant on behalf of the Debtors asserts that such specific information is subject to the attorney-client privilege.  If the Debtors and/or the Consultant on behalf of the Debtors asserts that any such specific information is subject to attorney-client privilege, then the Debtors and/or the Consultant shall maintain a privilege log with respect to information subject to a claim of attorney-client privilege, which shall contain (a) the date of the document or information, (b) the type of document or information, (c) the basis for withholding the document or information, and (d) the subject of the document or information.  The inadvertent production by the Debtors and/or the Consultant of information subject to a claim of attorney-client privilege shall not be deemed a waiver or forfeiture of any claim of privilege that the Debtors would otherwise be entitled to assert with respect to the inadvertently disclosed protected information and its subject matter, as long as the producing party promptly after discovery notifies the Lender in writing of the claim or privilege. Upon such notice, the Lender shall destroy promptly all copies of the documents or information referred to and notify the producing party or person that it has done so. Within five (5) Business Days of the notification that such disclosed protected information has been returned or destroyed, the Debtors shall produce, or cause to be produced, a privilege log with respect to the disclosed protected information.

Section 6.9             Disclosure Statement and Plan of Reorganization.

The Debtors shall: (a) deliver to the Lender a draft disclosure statement and plan of reorganization within ninety (90) days after the Petition Date, (b) file a disclosure statement and a plan of reorganization with the Bankruptcy Court, which disclosure statement and plan shall be acceptable to the Lender in all respects in its sole and absolute discretion, within one hundred twenty (120) days after the Petition Date; (c) obtain court approval of a disclosure statement in form and substance acceptable to the Lender in all respects in its sole and absolute discretion within one hundred fifty (150) days after the Petition Date; and (d) confirm a plan acceptable to the Lender in all respects in its sole and absolute discretion within one hundred eighty (180) days after the Petition Date, unless the preceding dates set forth in clauses (a), (b), (c) and (d) of this Section are extended by the Lender in the exercise of its sole and absolute discretion.

Section 6.10           MIP Payments.

The Debtors shall not make any MIP Payments (defined herein) unless and until:  (a) the Debtors have filed the disclosure statement and plan of reorganization with the Bankruptcy Court acceptable to the Lender in its sole and absolute discretion and otherwise in accordance with, and in strict compliance with, the provisions of this Agreement; and (b) the Lender has approved the Debtors’ proposed Management Incentive Plan (“MIP”) in its entirety and each proposed payment under any such MIP (collectively, the “MIP Payments”) on an individual basis, in each case in the exercise of the Lender’s sole and absolute discretion.  Notwithstanding the foregoing, any and all MIP Payments shall only be paid by the Debtors to the extent such MIP Payments are set forth in the Budget and are approved by the Bankruptcy Court after notice and a hearing.

Section 6.11           Tax Obligations.

Without limiting any provisions of this Agreement or any of the other Financing Documents, the Debtors shall pay all payments when and as due and payable with respect to Taxes incurred after the Petition Date, and otherwise fulfill, perform and satisfy in accordance with applicable Laws each of their respective liabilities and obligations with respect to Taxes incurred after the Petition Date.

Section 6.12           Dismissal or Conversion of Chapter 11 Case.

No Debtor shall request any order, under Sections 305 or 1112 of the Bankruptcy Code or otherwise, converting the Chapter 11 Case, or any case (including, without limitation, the TVI Chapter 11 Case, the Capa Chapter 11 Case, the Safety Tech Chapter 11 Case or the Signature TVI Chapter 11 Case) that is part of the Chapter 11 Case, unless such order expressly provides that the priority of the claims of Lender granted herein shall be senior in right of payment to any claim allowed under Section 503(b) of the Bankruptcy Code, which is incurred or arises on or after the date of such order, notwithstanding the provisions of Section 726(b) of the Bankruptcy Code.

Section 6.13           Landlord Agreement.

The Debtors shall use continuing, commercially reasonable efforts to obtain a landlord agreement for the Debtors’ Glenn Dale, Maryland facility, in form and substance satisfactory to the Lender.

Section 6.14           Adequate Protection.

Notwithstanding anything contained herein or in any of the other Financing Documents to the contrary, nothing herein shall limit or otherwise prohibit the Lender from seeking relief in the nature of adequate protection or otherwise from the Bankruptcy Court in the Chapter 11 Case.

Section 6.15           Capital Expenditures.

Notwithstanding anything contained in subsection 6.1.14(g) (Capital Expenditures) of the Financing Agreement, or any other term or provision of this Agreement or any other Financing Documents, to the contrary the Debtors shall not, and shall not permit any Subsidiary (as defined in the Financing Agreement) to, directly or indirectly, make any Capital Expenditures (as defined in the Financing Agreement) that are not part of and included in the Budget.

Section 6.16           Critical Vendor Payments; Critical Vendor Reports.

The Debtors shall not make any payments on account of pre-petition claims (collectively, “Critical Vendor Payments” and each, individually, a “Critical Vendor Payment”) to any critical vendors of the Debtors that are proposed in the Budget (collectively, the “Critical Vendors”) unless and until: (a) the Lender has approved the Debtors’ proposed program to pay such Critical Vendors in its entirety, and has also specifically approved any proposed Critical Vendor Payments to any Critical Vendor that exceed $100,000 in the aggregate and any agreement with respect thereto under any such program on an individual basis, in each case in the exercise of the Lender’s sole and absolute discretion; and (b) provided to the Lender a report in form and substance, and with such detail, acceptable to the Lender in its sole and absolute discretion, which report shall at a minimum: (i) list each of the Critical Vendors, (ii) set out in detail the proposed payment plan with respect to such Critical Vendors, (iii) set out in detail each proposed Critical Vendor Payment (including, without limitation, the amount and timing of each such proposed Critical Vendor Payment), (iv) set out in detail the amount of all outstanding pre-petition claims of each of such Critical Vendors and (v) set forth generally terms upon which such Critical Vendors have agreed to continue to do business with the Debtors after the Petition Date (such report, the “Critical Vendor Report”).  The Debtors shall provide the Lender with any updates or modifications to such Critical Vendor Report prior to making any proposed Critical Vendor Payments that are not in strict compliance or in any way deviate from such Critical Vendor Report, all of which updates of modifications must be in form and substance, and with such detail, acceptable to the Lender in its sole and absolute discretion.  Notwithstanding the foregoing, any and all Critical Vendor Payments shall only be paid by the Debtors to the extent such aggregate Critical Vendor Payments do not exceed $1,600,000 on a cumulative basis, as set forth in the Budget and only after such Critical Vendor Payments are approved by the Bankruptcy Court after notice and a hearing.

Section 6.17           Payment of Fees and Expenses in Budget.

Unless the Lender has agreed otherwise in the exercise of its sole and absolute discretion, the Debtors hereby covenant and agree to pay all of the fees and expenses set forth in the Budget as and when due and payable, provided, however, that such covenant and agreement shall not limit, nor be deemed or interpreted to limit, in any way the Debtors’ Obligations under this Agreement and the other Financing Documents and shall not permit, or be deemed or interpreted to permit, in any way the Debtors to breach any of the Debtors’ Obligations under this Agreement and the other Financing Documents or any provision contained in this Agreement or in any of the other Financing Documents.

Section 6.18           Capa Chapter 11 Case.

The Lender and the Debtors hereby acknowledge and agree that Capa may commence the Capa Chapter 11 Case after the other Debtors have commenced the other cases comprising the Chapter 11 Case.  The Debtors hereby acknowledge and agree that the Capa Chapter 11 Case shall be included in the definition of “Chapter 11 Case” regardless of such later commencement date.  Notwithstanding anything contained herein to the contrary, but without in any way limiting any other conditions precedent to the effectiveness of this Agreement, the Lender and the Debtors agree that it is an express condition precedent to the effectiveness of this Agreement that Capa commence the Capa Chapter 11 Case prior to the date that the Bankruptcy Court enters the Interim Financing Order, and that this Agreement shall be null and void and of no further force and effect, and the Lender shall have no obligations hereunder, unless and until Capa shall commence the Capa Chapter 11 Case and the Bankruptcy Court enters the Interim Financing Order.

Section 6.19                                Amended Commercial Credit Agreement.

The Lender and the Debtors agree that the Debtors shall execute and deliver the Amended Commercial Credit Agreement in form and substance mutually satisfactory to the Lender, BB&T FSB and the Debtors within two (2) Business Days after entry of Interim Financing Order.

Section 6.20                                Other Conditions.

The Lender shall have no obligation to provide any financing to the Debtors until the Bankruptcy Court has duly entered the Interim Financing Order and, furthermore, it is a condition to the Lender’s agreements under this Agreement that the Lender shall have received a fully executed and delivered amended and restated Note evidencing, in part, the Revolving Loan and each of the other agreements, opinions, reports, approvals, consents, certificates and other documents set forth on the closing document list attached hereto as Schedule 1 (the “DIP Closing List”) and incorporated herein, in each case in form and substance satisfactory to Lender in its sole and absolute discretion.

ARTICLE VII

APPLICATION OF PROCEEDS.

Without in any way limiting the other rights and remedies of the Lender under the Financing Agreement, the Financing Documents or the Financing Order, the Lender (a) shall apply proceeds of Receivables and Inventory deriving from sales of Inventory in the ordinary course of Debtors’ business (i) first to the Pre-Petition Obligations under the Revolving Loan until such Pre-Petition Obligations are paid and satisfied in full, (ii) second to the Post-Petition Obligations under the Revolving Loan and (iii) then to any Obligations in such order as the Lender may elect from time to time in its sole and absolute discretion, and (b) subject to the immediately preceding clause (a), may, in its sole and absolute discretion exercised from time to time, apply any and all other proceeds of the Collateral (including, without limitation, proceeds of the sale of the Inventory and other Collateral outside of the ordinary course of business) to the Obligations in such order as the Lender may elect from time to time in its sole and absolute discretion.

ARTICLE VIII

AMENDMENTS

Section 8.1                                      Amendments to Definitional Provisions of Financing Agreement.

(a)                                  The Lender hereby acknowledges and agrees that all Liens in favor of the Lender, including, without limitation, all Liens in favor of the Lender securing all Pre-Petition Obligations and Post-Petition Obligations are hereby incorporated into the defined term “Permitted Liens”.

(b)                                 Section 1.1 (Certain Defined Terms) of the Financing Agreement is hereby amended by deleting the following defined terms in their respective entirety, and replacing them, respectively, with the following:

“Permitted Uses” means the uses expressly permitted by Section 5.1 (Use of Proceeds) of the Post-Petition Financing Agreement and such other uses as the Lender may expressly agree to in writing in the exercise of its sole and absolute discretion.

“Revolving Credit Committed Amount” shall mean Nineteen Million Dollars ($19,000,000).

“Revolving Credit Expiration Date” means the Termination Date (as defined in the Post Petition Financing Agreement).

“Term Loan Maturity Date” means the earlier of (a) the Termination Date or (b) February 22, 2014.

(c) Section 1.1 (Certain Defined Terms) of the Financing Agreement is hereby amended by adding the following definitions in alphabetical order:

“Bridge” means the dollar amount that (a) Revolver Usage exceeds (b) the Borrowing Base minus the Bridge Borrowing Base Amount.

“Bridge Amount” means the Borrowers’ projection of the maximum Bridge for applicable weekly periods as determined from the Budget (as that term is defined in the Post-Petition Financing Agreement).

“Bridge Borrowing Base Amount” means one hundred ten percent (110%) of the Bridge Amount for applicable week.

“Post-Petition Financing Agreement” means the Agreement for Post-Petition Financing dated as of April     , 2009 by and among the Borrowers and the Lender, as the same may be amended, restated, modified, substituted, extended and renewed from time to time.

(d)                                                                                 All references to the outstanding principal balance of the Revolving Loan shall include all such amounts, whether part of the Pre-Petition Obligations or the Post-Petition Obligations.

(e) The following sentence is added to the end of Section 1.2 (Accounting Terms and Other Definitional Provisions) of the Financing Agreement:

All capitalized terms used but not defined in this Agreement shall have the meaning ascribed to them in the Post-Petition Financing Agreement.

Section 8.2                                      Amendments to Other Provisions of Financing Documents.

(a)                                  Subsection (a) of Section 2.1.3 (Computation of Borrowing Base) of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

(a)  As used in this Agreement, the term “Borrowing Base” means at any time, an amount equal to the aggregate of:

(i) eighty-five percent (85%) of the amount of the Eligible Receivables; plus

(ii) the lesser of (A) fifty percent (50%) of the amount of Eligible Inventory or (B) the sum of (1) Four Million Dollars ($4,000,000) plus (2) only for the term of an Additional Material Contract (as defined in the Post-Petition Financing Agreement), fifty percent (50%) of the amount of Eligible Inventory deriving from such Additional Material Contract that is projected in the revised and adjusted Budget which incorporates the applicable Additional Material Contract, plus

(iii) the Bridge Borrowing Base Amount for the applicable week;

subject to the adjustments provided in this Section 2.1 (Revolving Credit Facility) of this Agreement.

(b)                                 Section 2.2.3 (Term Loan Payments) of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

2.2.3 Term Loan Payments.

The Borrowers shall make interest payments on the Term Loan monthly as set forth in Section 2.5.3 (Payment of Interest) of this Agreement.  If not sooner paid, the Term Loan shall mature on the Term Loan Maturity Date.

(c)                                  Notwithstanding the provisions of Section 2.4 (The Letter of Credit Facility) of the Financing Agreement, the Debtors may not obtain additional Letters of Credit unless such Letters of Credit are fully secured by cash.

(d)                                 Section 2.5.1 (Interest Rates) of the Financing Agreement is hereby deleted in its entirety and replaced with the following:

2.5.1 Interest Rates.

The Revolving Loan shall bear interest at the greater of (a) the Prime Rate plus two percent (2.0%) per annum or (b) five and one-quarter percent (5.25%) per annum.

The Term Loan shall bear interest at the greater of (a) the Prime Rate plus two percent (2.0%) per annum or (b) five and one-quarter percent (5.25%) per annum.

(e) Section 6.1.14 (Financial Covenants) of the Financing Agreement is hereby amended by deleting subsection (b) (Fixed Charge Coverage Ratio), subsection (c) (Funded Debt to EBITDA Ratio), subsection (d) (Operating Income), subsection (e) (Tangible Net Worth) and subsection (f) (EBITDA) in their entirety and replacing each of those subsections, respectively, with the words “Intentionally Deleted”.

(f) Section 6.1.1 (Financial Statements) of the Financing Agreement is hereby amended by adding the following as new subsection (f) (Bankruptcy Reports):

(f)                                    Bankruptcy Reports.

Borrowers shall also provide Lender with copies of all financial reports, schedules and other materials and information at any time furnished by Borrowers, or on their behalf, to the Bankruptcy Court, or the Office of the U.S. Trustee and, upon Lender’s request, to any creditors’ committees concurrently with the delivery thereof to the Bankruptcy Court, creditors’ committee, or the Office of the U.S. Trustee as the case may be.

(g)                                 Section 7.1 (Events of Default) of the Financing Agreement is hereby amended by adding the following as new subsection 7.1.14 (Additional Defaults):

7.1.14              Additional Defaults.

(a)                                  the failure of any of the Borrowers to observe, perform or comply with any of the terms, conditions or provisions of the Post-Petition Financing Agreement, the Financing Order and/or any other document executed and delivered in connection with the Post-Petition Financing Agreement, as and when required, in each case after giving effect to any applicable notice, cure or grace periods; or

(b)                                  the occurrence of any “Event of Default”, as defined in the Financing Order; or

(c)                                  the entry of an order modifying, reversing, revoking, staying, rescinding, vacating or amending the Financing Order, without the express prior written consent of

Lender to be given or withheld in its sole and absolute discretion; or

(d)                                  if the Borrowers, or any one or more of the Borrowers, seek the entry of any order which authorizes the use of cash collateral of the Borrowers in which Lender has a Lien or other interest, or the sale, lease, or other disposition of property of the estates of the Borrowers in which the Lender has a Lien, encumbrance or security interest, without the Lender’s express prior written consent to be given or withheld in its sole and absolute discretion (except for sales of the Borrowers’ inventory in the ordinary course of business); or

(e)                                  if the Borrowers seek, or any one or more of the Borrowers seeks, the entry of any order under Section 364 of the Bankruptcy Code authorizing the obtaining of credit or the incurring of indebtedness secured by a Lien, encumbrance or security interest which is equal or senior to a Lien, encumbrance or security interest in any Collateral, assets or property in which Lender holds a Lien, encumbrance or security interest, or which is entitled to priority administrative claim status which is equal or superior to that granted to Lender under the Financing Order; unless in each instance (i) Lender shall have given its express prior written consent thereto to be given or withheld in its sole and absolute discretion; or (ii) such order requires that the Obligations shall first be indefeasibly paid in full in cash; or

(f)                                    the filing by the Borrowers, or any one or more of the Borrowers, of (i) an objection to or complaint challenging the validity, priority, and/or extent of Lender’s Liens or the amount of Pre-Petition Obligations, or (ii) any suit, objection or complaint against Lender for any other claims or causes of action, provided, that, the Borrowers may file an objection or complaint in good faith solely to challenge the Lender’s erroneous calculation of the amount of the Post-Petition Obligations; or

(g)                                 the occurrence of the Termination Date or the Commitment Termination Date (as that term is defined in the Financing Order) or the termination or non-renewal of the Financing Documents as provided for in the Financing Order; or

(h)                                 the conversion of the Chapter 11 Case (including, without limitation, a conversion of one or more of the TVI Chapter 11 Case, the Capa Chapter 11 Case, the Safety Tech Chapter 11 Case or the Signature TVI Chapter 11 Case) to a

Chapter 7 case under the Bankruptcy Code, or if the Borrowers, or any one or more of the Borrowers shall request such conversion without the express prior written consent of the Lender to be given or withheld in its sole and absolute discretion; or

(i)                                    the dismissal of the Chapter 11 Case (including, without limitation, a dismissal of one or more of the TVI Chapter 11 Case, the Capa Chapter 11 Case, the Safety Tech Chapter 11 Case or the Signature TVI Chapter 11 Case) or any subsequent Chapter 7 case either voluntarily or involuntarily, or if the Borrowers, or any one or more of the Borrowers, shall request such dismissal without the express prior written consent of the Lender to be given or withheld in its sole and absolute discretion; or

(j)                                    the grant of a Lien on or other interest in any of a Borrower’s property other than a Permitted Lien or the occurrence of an administrative expense claim (except for amounts as set forth in the Financing Order for the Carve-Out (as that term is defined in the Financing Order)) which is superior to or ranks in parity with the Lender’s security interest in or Lien upon the Collateral or the application by the Borrowers, or any one or more of the Borrowers, for any of the foregoing without the express prior written consent of the Lender to be given or withheld in its sole and absolute discretion; or

(k)                          the Final Financing Order is not issued on or before May 1, 2009, or the Interim Financing Order or the Final Financing Order shall be modified, reversed, revoked, remanded, stayed, rescinded, vacated or amended on appeal or by the Bankruptcy Court without the express prior written consent of the Lender (and no such consent shall be implied from any other authorization or acquiescence by the Lender), or if the Borrowers, or any one or more of the Borrowers, requests any of the foregoing without the express prior written consent of the Lender to be given or withheld in its sole and absolute discretion; or

(l)                              the appointment of a trustee pursuant to Sections 1104(a)(1) or 1104(a)(2) of the Bankruptcy Code, or if the Borrowers, or any one or more of the Borrowers, requests such appointment without the express prior written consent of the Lender to be given or withheld in its sole and absolute discretion; or

(m)                        the appointment of an examiner with special powers pursuant to Section 1104(a) of the Bankruptcy Code, or if the Borrowers, or any one or more of the Borrowers, requests such appointment without the express prior written consent of the Lender to be given or withheld in its sole and absolute discretion; or

(n)                           the filing of a Chapter 11 plan which is not acceptable to the Lender in its sole and absolute discretion; or

(o)                                  the Bankruptcy Court shall enter an order or orders granting relief from the automatic stay applicable under Section 362 of the Bankruptcy Code to the holder or holders, other than the Lender or other than with the Lender’s express prior written consent to be given or withheld in its sole and absolute discretion, of any security interest to permit the foreclosure (or the granting of a deed in lieu of foreclosure or the like) on any assets of the Borrowers; or

 (p)                               the Borrowers fail to provide the Lender with the New Budget on or before June 15, 2009 or the New Budget is not acceptable to the Lender in its sole and absolute discretion.

(h)                                 Section 8.1 (Notices) of the Financing Agreement is hereby amended by deleting the reference to the contact information for Debtors’ former legal counsel in its entirety and replacing such contact information with the following:

Joel M. Walker
Duane Morris LLP
Suite 5010
600 Grant Street
Pittsburgh, Pennsylvania 15219-2811

and

Laurence S. Hughes
Duane Morris LLP
1540 Broadway
New York, New York 10036-4086

(i) The form of the Revolving Credit Note attached as Exhibit A-1 to the Financing Agreement is hereby deleted in its entirety and replaced with the form of Revolving Credit Note attached hereto as Schedule 2(B) (Form of Revolving Credit Note).

(j) The form of the Term Loan Note attached as Exhibit A-2 to the Financing Agreement is hereby deleted in its entirety and replaced with the form of Term Loan Note attached hereto as Schedule 2(B) (Form of Term Loan Note).

(k)                                  The Disclosure Schedule attached as Exhibit E (Disclosure Schedule) to the Financing Agreement is hereby deleted in its entirety and replaced with the Disclosure Schedule attached hereto as Schedule 3 (Disclosure Schedule).

(l) Sections 1 (Forbearance), 2 (Financing Agreements), 3 (Covenants), 4 (Extension of Forbearance Period) and 5 (Default) of the Forbearance Agreement are each superceded and replaced by other terms and provisions of this Agreement as of the date of this Agreement and are of no further force and effect on or after the date of this Agreement.

(m)                               Clause (a) of the Acknowledgement and Agreement dated as of January 30, 2009 by and among the Lender and the Debtors is superceded and replaced by other terms and provisions of this Agreement as of the date of this Agreement and is of no further force or effect on or after the date of this Agreement.

ARTICLE IX

OTHER AGREEMENTS

Section 9.1                                      Conditions of Lending.

Notwithstanding anything to the contrary contained herein or in any of the other Financing Documents, for the purposes of Section 5.2.3 (Default) of the Financing Agreement, the commencement and continuation of the Chapter 11 Case and the existence of the Pre-Petition Defaults shall be excluded in the determination as to whether a Default or an Event of Default exists.  Notwithstanding anything contained in this Agreement, the Financing Agreement or in any of the other Financing Documents to the contrary, upon the occurrence of the Termination Date, the Lender shall have absolutely no obligation to make any Loans, including, without limitation, any advances under the Revolving Loan, any other loans, advances or credit accommodations under this Agreement, the Financing Agreement or the other Financing Documents or any other loans, advances or credit accommodations.

Section 9.2                                      Pre-Petition Defaults; Acceleration; No Waiver of Pre-Petition Defaults.

Notwithstanding anything to the contrary contained herein or in any of the other Financing Documents, the Lender hereby agrees that the Lender shall not accelerate the Obligations solely due to the existence of the Pre-Petition Defaults, provided, however, that notwithstanding the foregoing, the Lender shall have no obligation to forbear from accelerating the Obligations upon the occurrence and during the continuance of any Event of Default other than such Pre-Petition Defaults and, upon the occurrence and during the continuance of any Event of Default other than such Pre-Petition Defaults, the Lender shall have all of its rights and remedies under this Agreement, the Financing Order and the other Financing Documents with respect to all Pre-Petition Defaults, as well as with respect to all other Events of Default.

Notwithstanding the existence of the Pre-Petition Defaults or anything else contained in this Agreement or any of the other Financing Documents to the contrary, the Lender has not waived, and shall not be deemed to waive, any of the Pre-Petition Defaults for any reason whatsoever, including, without limitation, the execution and delivery of this Agreement or the Lender’s making of, or any agreement to make, any Loans under this Agreement or under any of the other Financing Agreements.

Section 9.3                                      Enforcement Costs.

Without implying any limitation on the definition of Enforcement Costs, the Debtors shall, at their expense, at any time or times duly execute and deliver, or shall cause to be duly executed and delivered, such further agreements, instruments and documents, including, without limitation, additional security agreements, collateral assignments Uniform Commercial Code financing statements or amendments or continuations thereof, landlords or mortgagee’s waivers of liens and consents to the exercise by the Lender of all the rights and remedies hereunder, under the Financing Agreement and under any of the other Financing Documents, any Financing Order or applicable law with respect to the Collateral, and do or cause to be done such further acts as may be necessary or proper in Lender’s opinion to evidence, perfect, maintain and enforce the Liens, encumbrances and security interests of the Lender, and the priority thereof, in the Collateral and to otherwise effectuate the provisions or purposes of this Agreement, the Financing Agreement, any of the other Financing Documents or the Financing Order.  Upon the request of the Lender, at any time and from time to time, the Debtors shall, at their cost and expense, do, make, execute, deliver and record, register or file, financing statements, mortgages, deeds of trust, deeds to secure debt, and other instruments, acts, pledges, assignments and transfers (or, cause the same to be done) and will deliver to the Lender such instruments evidencing items of Collateral as may be requested by the Lender.  Notwithstanding anything in this Agreement, the Financing Agreement or any of the other Financing Documents to the contrary, (a) Enforcement Costs (including, without any limitation, outside and allocated in-house reasonable attorney’s fees and expenses incurred in connection with this Agreement and the other Financing Documents, the Chapter 11 Case and the transactions contemplated thereby or deriving therefrom), whether classified as Pre-Petition Obligations or Post-Petition Obligations, may be paid by debit to the Revolving Loan in the manner provided by Section 2.1.2 (Procedure for Making Advances under the Revolving Loan; Lender Protection Loans) of the Financing Agreement and (b) the Debtors hereby acknowledge, confirm and agree that the Debtors shall pay (whether by debit to the Revolving Loan or otherwise) all such Enforcement Costs upon demand, whether or not such fees and expenses are included in, or otherwise made a part of, the Budget.

Section 9.4                                      Effect of Financing Order; Conflicts

Notwithstanding anything contained herein or in any of the other Financing Documents to the contrary, but without in any way limiting the Lender’s absolute right to approve the Financing Order in its sole and absolute discretion, the terms of this Agreement, the Financing Agreement and the other Financing Documents are subject to the terms and provisions of the Financing Order.  In the event that any of the terms and provisions of this Agreement, the Financing Agreement or the other Financing Documents conflict with the terms and provisions set forth in the Financing Order, the terms and provisions set forth in the Financing Order shall govern.  Furthermore, notwithstanding anything contained herein or in any of the other Financing Documents to the contrary, in the event that any of the terms and provisions of this Agreement directly conflict with the terms and provisions set forth in any of the other documents or agreements contained in the defined term “Financing Agreement” or conflict with any of the terms and provisions set forth in the other Financing Documents, the terms and provisions set forth in this Agreement shall govern.

Section 9.5                                      Forbearance Period.

The Lender and each of the Debtors hereby agree that the Forbearance Period (as defined in the Forbearance Agreement) is terminated and of no further force or effect and the Lender shall have no obligation or duty to refrain or forbear from exercising any of its rights and remedies except as otherwise set forth in this Agreement and the Financing Order, or except as such rights or remedies may be limited by applicable the Bankruptcy Code or other applicable Laws.

Section 9.6                                      Other Provisions.

(a)                                                          Subject to the terms and provisions of Section 9.1 (Conditions of Lending) and Section 9.2 (Pre-Petition Defaults; Acceleration; No Waiver of Pre-Petition Defaults) of this Agreement, the parties hereto acknowledge, confirm and agree that the failure of the Debtors to comply with, any of the covenants, conditions and agreements contained herein or in any other agreement, document or instrument at any time executed by the Debtors in connection herewith (in each case, after giving effect to all applicable notice, cure or grace periods) shall constitute an Event of Default under the Financing Documents.

(b)                                                         Neither this Agreement nor any other instrument or document referred to herein or therein may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change waiver, discharge or termination is sought.

(c)                                                          The headings used herein are for convenience only and do not constitute matters to be considered in interpreting this Agreement.

(d)                                                         This Agreement may be executed in any number of duplicate originals or counterparts, each of such duplicate originals or counterparts shall be deemed to be an original and taken together shall constitute but one and the same instrument. The parties agree that their respective signatures may be delivered by facsimile. Any party who chooses to deliver its signature by facsimile agrees to provide promptly to the other parties a copy of this Agreement with its inked signature.

(e)                                                          This Agreement shall become effective upon the execution hereof by the Lender and each of the Debtors and the due entry of the Interim Financing Order, subject to the provisions hereof.

[Signatures Begin on Next Page]

LENDER’S SIGNATURE PAGE TO AGREEMENT FOR POST-PETITION FINANCING

(Page 1 of 2 Signature Pages)

WITNESS:	LENDER:

BRANCH BANKING AND TRUST COMPANY

/s/ Benjamin D. Horowicz	By:	/s/ Derek Whitwer		(Seal)
Benjamin D. Horowicz		Name:	Derek Whitwer	,
		Title:	Senior Vice President

[Debtors’ Signatures Follow On Next Page]

DEBTORS’ SIGNATURE PAGE TO AGREEMENT FOR POST-PETITION FINANCING

(Page 2 of 2 Signature Pages)

WITNESS:	DEBTORS:

TVI CORPORATION,
Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President and Chief Executive Officer

CAPA MANUFACTURING CORP.,
Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President

SAFETY TECH INTERNATIONAL, INC.,
Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President

SIGNATURE SPECIAL EVENT SERVICES,
INC., Debtor-in-Possession

/s/ Sherri Voelkel	By:	/s/ Harley A. Hughes	(Seal)
Harley A. Hughes,
President

SCHEDULE 1 TO

AGREEMENT FOR POST-PETITION FINANCING

Dip Closing List

$19,000,000
POST-PETITION FINANCING FACILITY

DEBTORS:	TVI CORPORATION (“TVI”);
CAPA MANUFACTURING CORP. (“Capa”);
SAFETY TECH INTERNATIONAL, INC. (“Safety Tech”); and
SIGNATURE SPECIAL EVENT SERVICES, INC., formerly named “TVI Holdings One, Inc.” (“Signature TVI”)

LENDER:	BRANCH BANKING AND TRUST COMPANY (“Lender”)

CLOSING DATE:	April , 2009

A.                                    LOAN REQUIREMENTS:

1.                                       Budget

2.                                       $25,000 Loan Fee

B.                                    LOAN DOCUMENTS:

3.                                       Agreement For Post Petition Financing

4.                                       SCHEDULES to Agreement For Post-Petition Financing, as necessary to disclose exceptions to any and all Representations and Warranties made by Debtors

5.                                       $19,000,000 Third Amended and Restated Revolving Credit Note

6.                                       $17,103,291.61 Second Amended and Restated Term Loan Note

7.                                       Amended Commercial Credit Agreement

SCHEDULE 2(A) TO
AGREEMENT FOR POST-PETITION FINANCING

Form of Revolving Credit Note

THIRD AMENDED AND RESTATED REVOLVING CREDIT NOTE

$19,000,000	Baltimore, Maryland

April , 2009

FOR VALUE RECEIVED, TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“CAPA”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”) and SIGNATURE SPECIAL EVENT SERVICES, INC., a Maryland corporation, formerly named “TVI Holdings One, Inc.” (“Signature TVI”), jointly and severally (each of TVI, CAPA, Safety Tech and Signature TVI, a “Borrower”; TVI, CAPA, Safety Tech and Signature TVI, collectively, the “Borrowers”), promise to pay to the order of BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Lender”), the principal sum of NINETEEN MILLION DOLLARS ($19,000,000) (the “Principal Sum”), or so much thereof as has been or may be advanced/readvanced to or for the account of the Borrowers pursuant to the terms and conditions of the Financing Agreement (as hereinafter defined) under the Revolving Credit Facility (as that term is defined in the Financing Agreement), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

1.                                       Interest.

Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest in accordance with Section 2.5 (Interest and Certain Fee Provisions) of the Financing Agreement.

2.                                       Payments and Maturity.

The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

(a)                                  Interest only on the unpaid Principal Sum shall be due and payable in accordance with Section 2.5.3 (Payment of Interest) of the Financing Agreement; and

(b)                                 Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the Revolving Credit Termination Date (as defined in the Financing Agreement).

The fact that the balance hereunder may be reduced to zero from time to time pursuant to the Financing Agreement will not affect the continuing validity of this Note or the Financing Agreement, and the balance may be increased to the Principal Sum after any such reduction to zero.

3.                                       Default Interest.

Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at the Post-Default Rate (as defined in the Financing Agreement) until such Event of Default is cured.

4.                                       Late Charges.

If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

5.                                       Application and Place of Payments.

Unless otherwise set forth in the Financing Agreement, all payments, made on account of this Note shall be applied first to the payment of any late charge then due hereunder, second to the payment of any prepayment fee then due hereunder, third to the payment of accrued and unpaid interest then due hereunder, and the remainder, if any, shall be applied to the unpaid Principal Sum.  All payments on account of this Note shall be paid in lawful money of the United States of America in immediately available funds during regular business hours of the Lender at its principal office in Baltimore, Maryland or at such other times and places as the Lender may at any time and from time to time designate in writing to the Borrowers.

6.                                       Prepayment.

Without implying any limitation on the Borrowers’ obligation to pay the Early Termination Fee as and when provided in Section 2.5.2 (Early Termination Fee) of the Financing Agreement, the Borrowers may prepay the Principal Sum in whole or in part at any time without premium or penalty.

7.                                       Financing Agreement and Other Financing Documents.

This Note is the “Revolving Credit Note” described in an Amended and Restated Financing and Security Agreement dated as of February 22, 2008 by and among the Borrowers and the Lender (as amended by (a) that certain First Amendment to Amended and Restated Financing and Security Agreement dated as of July 3, 2008, (b) that certain Limited Forbearance Agreement dated as of November 20, 3008, (c) that certain Acknowledgment and Agreement dated as of January 30, 2009, (d) that certain Agreement for Post-Petition Financing dated as of even date herewith and (e) as may be otherwise amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Financing Agreement”).  The indebtedness evidenced by this Note is included within the meaning of the term “Obligations” as defined in the

Financing Agreement.  This Note is one of the “Financing Documents” (as that term is defined in the Financing Agreement).

8.                                       Security.

This Note is secured as provided in the Financing Agreement.

9.                                       Events of Default.

The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

(a)                                  The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

(b)                                 The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

10.                                 Remedies.

Upon the occurrence and during the continuance of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws.  The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

11.                                 Expenses.

The Borrowers promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses and all court costs.

12.                                 Notices.

Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 (Notices) of the Financing Agreement.

13.                                 Miscellaneous.

Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies.  No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times.  By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

14.                                 Partial Invalidity.

In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

15.                                 Captions.

The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

16.                                 Applicable Law.

The Borrowers acknowledge and agree that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere, and solely to the extent applicable, the Bankruptcy Code (as defined in the Financing Agreement).

17.                                 Consent to Jurisdiction.

Each Borrower irrevocably submits to the jurisdiction of the Bankruptcy Court (as defined in the Financing Agreement), any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents.  Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that such Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon each Borrower and may be enforced in any court in which any Borrower is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

18.                                 Service of Process.

Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers and (b) serving a copy thereof upon the registered agent for TVI as set forth in the records of the Maryland State Department of Assessments and Taxation, the agent hereby designated and appointed by each of the Borrowers as each Borrower’s agent for service of process.  Each Borrower irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower.  Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against any Borrower in the courts of any jurisdiction or jurisdictions.

19.                                 No Novation.

This Note amends and restates, is intended as a replacement of, and is in substitution for, that certain Second Amended and Restated Revolving Credit Note dated as of July 3, 2008 (the “Original Note”) from the Borrowers, as maker, payable to the order of the Lender, but is not intended as a novation of the Original Note or any of the Obligations evidenced by the Original Note.  All references in the Financing Agreement or any of the other Financing Documents to the Revolving Credit Note shall mean the Original Note, as amended and restated in accordance with the provisions of this Note.

20.                                 Confessed Judgment.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, EACH BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THIS NOTE OR ANY OF THE OTHER FINANCING DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID

PRINCIPAL SUM AND INTEREST THEN DUE HEREUNDER.  BY ITS ACCEPTANCE OF THIS NOTE, THE LENDER AGREES THAT IN THE EVENT THE LENDER EXERCISES AT ANY TIME ITS RIGHT TO CONFESS JUDGMENT UNDER THIS NOTE, THE LENDER SHALL USE ITS BEST EFFORTS TO OBTAIN LEGAL COUNSEL WHO WILL CHARGE THE LENDER FOR ITS SERVICES ON AN HOURLY BASIS, AT ITS CUSTOMARY HOURLY RATES AND ONLY FOR THE TIME AND REASONABLE EXPENSES INCURRED.  IN NO EVENT SHALL THE LENDER ENFORCE THE LEGAL FEES PORTION OF A CONFESSED JUDGMENT AWARD FOR AN AMOUNT IN EXCESS OF THE FEES AND EXPENSES ACTUALLY CHARGED TO THE LENDER FOR SERVICES RENDERED BY ITS COUNSEL IN CONNECTION WITH SUCH CONFESSION OF JUDGMENT AND/OR THE COLLECTION OF SUMS OWED TO THE LENDER.  IN THE EVENT THE LENDER RECEIVES, THROUGH EXECUTION UPON A CONFESSED JUDGMENT, PAYMENTS ON ACCOUNT OF ATTORNEYS’ FEES IN EXCESS OF SUCH ACTUAL ATTORNEYS’ FEES AND EXPENSES INCURRED BY THE LENDER, THEN, AFTER FULL REPAYMENT AND SATISFACTION OF ALL OF THE OBLIGATIONS UNDER AND IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS, THE LENDER SHALL REFUND SUCH EXCESS AMOUNT TO THE BORROWERS. EACH BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH SUCH BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED.  THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST ANY BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO.  SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

21.                                 WAIVER OF TRIAL BY JURY.

EACH BORROWER AND THE LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH SUCH BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  EACH BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL, AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[Signatures Follow on Next Page]

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED
REVOLVING CREDIT NOTE

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed under seal by its duly authorized representatives as of the date first written above.

WITNESS OR ATTEST:	BORROWERS:

TVI CORPORATION

By:
(Seal)
Harley A. Hughes,
President and Chief Executive Officer

CAPA MANUFACTURING CORP.

By:
(Seal)
Harley A. Hughes,
President

SAFETY TECH INTERNATIONAL, INC.

By:
(Seal)
Harley A. Hughes,
President

SIGNATURE SPECIAL EVENT SERVICES, INC.

By:
(Seal)
Harley A. Hughes,
President

SCHEDULE 2(B) TO
AGREEMENT FOR POST-PETITION FINANCING

Form of Term Loan Note

SECOND AMENDED AND RESTATED TERM NOTE

$17,103,291.61	Baltimore, Maryland

April , 2009

FOR VALUE RECEIVED, TVI CORPORATION, a Maryland corporation (“TVI”), CAPA MANUFACTURING CORP., a Maryland corporation (“CAPA”), SAFETY TECH INTERNATIONAL, INC., a Maryland corporation (“Safety Tech”) and SIGNATURE SPECIAL EVENT SERVICES, INC., a Maryland corporation, formerly named “TVI Holdings One, Inc.” (“Signature TVI”), jointly and severally (each of TVI, CAPA, Safety Tech and Signature TVI, a “Borrower”; TVI, CAPA, Safety Tech and Signature TVI, collectively, the “Borrowers”), promise to pay to the order of BRANCH BANKING AND TRUST COMPANY, a North Carolina banking corporation (the “Lender”), the principal sum of SEVENTEEN MILLION ONE HUNDRED THREE THOUSAND TWO HUNDRED NINETY-ONE DOLLARS AND SIXTY-ONE CENTS ($17,103,291.61) (the “Principal Sum”), together with interest thereon at the rate or rates hereinafter provided, in accordance with the following:

1.                                       Interest.

Commencing as of the date hereof and continuing until repayment in full of all sums due hereunder, the unpaid Principal Sum shall bear interest in accordance with Section 2.5 (Interest and Certain Fee Provisions) of the Financing Agreement (as defined hereinafter).

2.                                       Payments and Maturity.

The unpaid Principal Sum, together with interest thereon at the rate or rates provided above, shall be payable as follows:

(c)           Interest on the unpaid Principal Sum shall be due and payable in accordance with Section 2.5.3 (Payment of Interest) of the Financing Agreement;

(d)           Principal payments on the outstanding Principal Sum shall be due and payable in accordance with Section 2.2.3 (Term Loan Payments);

(e)           Notwithstanding anything contained herein to the contrary, the Borrowers shall pay to the Lender the Term Loan Mandatory Prepayments set forth in Section 2.2.4 (Mandatory Prepayments of the Term Loan) of the Financing Agreement; and

(f)            Unless sooner paid, the unpaid Principal Sum, together with interest accrued and unpaid thereon, shall be due and payable in full on the earlier of the Term Loan Maturity Date (as defined in the Financing Agreement).

3.                                       Default Interest.

Upon the occurrence and during the continuance of an Event of Default (as hereinafter defined), the unpaid Principal Sum shall bear interest thereafter at the Post-Default Rate (as defined in the Financing Agreement) until such Event of Default is cured.

4.                                       Late Charges.

If the Borrowers shall fail to make any payment under the terms of this Note within ten (10) days after the date such payment is due, the Borrowers shall pay to the Lender on demand a late charge equal to five percent (5%) of such payment.

5.                                       Application and Place of Payments.

Unless otherwise set forth in the Financing Agreement, all payments, made on account of this Note shall be applied in accordance with Section 2.2 (The Term Loan) of the Financing Agreement.

6.                                       Prepayment.

Without implying any limitation on the Borrowers’ obligation to pay the Early Termination Fee as and when provided in Section 2.5.2 (Early Termination Fee) of the Financing Agreement, the Borrowers may prepay the Principal Sum in whole or in part at any time without premium or penalty.

7.                                       Financing Agreement and Other Financing Documents.

This Note is the “Term Note” described in an Amended and Restated Financing and Security Agreement dated as of February 22, 2008 by and among the Borrowers and the Lender (as amended by (a) that certain First Amendment to Amended and Restated Financing and Security Agreement dated as of July 3, 2008, (b) that certain Limited Forbearance Agreement dated as of November 20, 3008, (c) that certain Acknowledgment and Agreement dated as of January 30, 2009, (d) that certain Agreement for Post-Petition Financing dated as of even date herewith and (e) as otherwise amended, modified, restated, substituted, extended and renewed at any time and from time to time, the “Financing Agreement”).  The indebtedness evidenced by this Note is included within the meaning of the term “Obligations” as defined in the Financing Agreement.  This Note is one of the “Financing Documents” (as that term is defined in the Financing Agreement).

8.                                       Security.

This Note is secured as provided in the Financing Agreement.

9.                                       Events of Default.

The occurrence of any one or more of the following events shall constitute an event of default (individually, an “Event of Default” and collectively, the “Events of Default”) under the terms of this Note:

(g)           The failure of the Borrowers to pay to the Lender when due any and all amounts payable by the Borrowers to the Lender under the terms of this Note; or

(h)           The occurrence of an event of default (as defined therein) under the terms and conditions of any of the other Financing Documents.

10.                                 Remedies.

Upon the occurrence and during the continuance of an Event of Default, at the option of the Lender, all amounts payable by the Borrowers to the Lender under the terms of this Note shall immediately become due and payable by the Borrowers to the Lender without notice to the Borrowers or any other person, and the Lender shall have all of the rights, powers, and remedies available under the terms of this Note, any of the other Financing Documents and all applicable laws.  The Borrowers and all endorsers, guarantors, and other parties who may now or in the future be primarily or secondarily liable for the payment of the indebtedness evidenced by this Note hereby severally waive presentment, protest and demand, notice of protest, notice of demand and of dishonor and non-payment of this Note and expressly agree that this Note or any payment hereunder may be extended from time to time without in any way affecting the liability of the Borrowers, guarantors and endorsers.

11.                                 Expenses.

The Borrowers promise to pay to the Lender on demand by the Lender all costs and expenses incurred by the Lender in connection with the collection and enforcement of this Note, including, without limitation, reasonable attorneys’ fees and expenses and all court costs.

12.                                 Notices.

Any notice, request, or demand to or upon the Borrowers or the Lender shall be deemed to have been properly given or made when delivered in accordance with Section 8.1 (Notices) of the Financing Agreement.

13.                                 Miscellaneous.

Each right, power, and remedy of the Lender as provided for in this Note or any of the other Financing Documents, or now or hereafter existing under any applicable law or otherwise shall be cumulative and concurrent and shall be in addition to every other right, power, or remedy provided for in this Note or any of the other Financing Documents or now or hereafter existing under any applicable law, and the exercise or beginning of the exercise by the Lender of any one or more of such rights, powers, or remedies shall not preclude the simultaneous or later exercise by the Lender of any or all such other rights, powers, or remedies.  No failure or delay by the Lender to insist upon the strict performance of any term, condition, covenant, or agreement of this Note or any of the other Financing Documents, or to exercise any right, power, or remedy consequent upon a breach thereof, shall constitute a waiver of any such term, condition, covenant, or agreement or of any such breach, or preclude the Lender from exercising any such right, power, or remedy at a later time or times.  By accepting payment after the due date of any amount payable under the terms of this Note, the Lender shall not be deemed to waive the right either to require prompt payment when due of all other amounts payable under the terms of this Note or to declare an Event of Default for the failure to effect such prompt payment of any such other amount.  No course of dealing or conduct shall be effective to amend, modify, waive, release, or change any provisions of this Note.

14.           Partial Invalidity.

In the event any provision of this Note (or any part of any provision) is held by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provision (or remaining part of the affected provision) of this Note; but this Note shall be construed as if such invalid, illegal, or unenforceable provision (or part thereof) had not been contained in this Note, but only to the extent it is invalid, illegal, or unenforceable.

15.           Captions.

The captions herein set forth are for convenience only and shall not be deemed to define, limit, or describe the scope or intent of this Note.

16.           Applicable Law.

The Borrowers acknowledge and agree that this Note shall be governed by the laws of the State of Maryland, even though for the convenience and at the request of the Borrowers, this Note may be executed elsewhere, and solely to the extent applicable, the Bankruptcy Code (as defined in the Financing Agreement).

17.           Consent to Jurisdiction.

Each Borrower irrevocably submits to the jurisdiction of the Bankruptcy Court (as defined in the Financing Agreement) any state or federal court sitting in the State of Maryland over any suit, action, or proceeding arising out of or relating to this Note or any of the other Financing Documents.  Each Borrower irrevocably waives, to the fullest extent permitted by law, any objection that such Borrower may now or hereafter have to the laying of venue of any such suit, action, or proceeding brought in any such court and any claim that any such suit, action, or proceeding brought in any such court has been brought in an inconvenient forum.  Final judgment in any such suit, action, or proceeding brought in any such court shall be conclusive and binding upon each Borrower and may be enforced in any court in which any Borrower is subject to jurisdiction by a suit upon such judgment, provided that service of process is effected upon the Borrower as provided in this Note or as otherwise permitted by applicable law.

18.           Service of Process.

Each Borrower hereby consents to process being served in any suit, action, or proceeding instituted in connection with this Note by (a) the mailing of a copy thereof by certified mail, postage prepaid, return receipt requested, to the Borrowers and (b) serving a copy thereof upon the registered agent for TVI as set forth in the records of the Maryland State Department of Assessments and Taxation, the agent hereby designated and appointed by each of the Borrowers as each Borrower’s agent for service of process.  Each Borrower irrevocably agrees that such service shall be deemed in every respect effective service of process upon the Borrower in any such suit, action or proceeding, and shall, to the fullest extent permitted by law, be taken and held to be valid personal service upon the Borrower.  Nothing in this Section shall affect the right of the Lender to serve process in any manner otherwise permitted by law or limit the right of the Lender otherwise to bring proceedings against any Borrower in the courts of any jurisdiction or jurisdictions.

19.           No Novation.

This Note amends and restates, is intended as a replacement of, and is in substitution for, that certain Amended and Restated Term Note dated as of February 22, 2008 (the “Original Note”) from the Borrowers, as maker, payable to the order of the Lender, but is not intended as a novation of the Original Note or any of the Obligations evidenced by the Original Note.  All references in the Financing Agreement or any of the other Financing Documents to the Term Note shall mean the Original Note, as amended and restated in accordance with the provisions of this Note.

20.           Confessed Judgment.

UPON THE OCCURRENCE OF AN EVENT OF DEFAULT, EACH BORROWER HEREBY AUTHORIZES ANY ATTORNEY DESIGNATED BY THE LENDER OR ANY CLERK OF ANY COURT OF RECORD TO APPEAR FOR SUCH BORROWER IN ANY COURT OF RECORD AND CONFESS JUDGMENT WITHOUT PRIOR HEARING AGAINST THE BORROWER IN FAVOR OF THE LENDER FOR AND IN THE AMOUNT OF THE UNPAID PRINCIPAL SUM, ALL INTEREST ACCRUED AND UNPAID THEREON, ALL OTHER AMOUNTS PAYABLE BY THE BORROWER TO THE LENDER UNDER THE TERMS OF THIS NOTE OR ANY OF THE OTHER FINANCING DOCUMENTS, COSTS OF SUIT, AND ATTORNEYS’ FEES OF FIFTEEN PERCENT (15%) OF THE UNPAID PRINCIPAL SUM AND INTEREST THEN DUE HEREUNDER.  BY ITS ACCEPTANCE OF THIS NOTE, THE LENDER AGREES THAT IN THE EVENT THE LENDER EXERCISES AT ANY TIME ITS RIGHT TO CONFESS JUDGMENT UNDER THIS NOTE, THE LENDER SHALL USE ITS BEST EFFORTS TO OBTAIN LEGAL COUNSEL WHO WILL CHARGE THE LENDER FOR ITS SERVICES ON AN HOURLY BASIS, AT ITS CUSTOMARY HOURLY RATES AND ONLY FOR THE TIME AND REASONABLE EXPENSES INCURRED.  IN NO EVENT SHALL THE LENDER ENFORCE THE LEGAL FEES PORTION OF A CONFESSED JUDGMENT AWARD FOR AN AMOUNT IN EXCESS OF THE FEES AND

EXPENSES ACTUALLY CHARGED TO THE LENDER FOR SERVICES RENDERED BY ITS COUNSEL IN CONNECTION WITH SUCH CONFESSION OF JUDGMENT AND/OR THE COLLECTION OF SUMS OWED TO THE LENDER.  IN THE EVENT THE LENDER RECEIVES, THROUGH EXECUTION UPON A CONFESSED JUDGMENT, PAYMENTS ON ACCOUNT OF ATTORNEYS’ FEES IN EXCESS OF SUCH ACTUAL ATTORNEYS’ FEES AND EXPENSES INCURRED BY THE LENDER, THEN, AFTER FULL REPAYMENT AND SATISFACTION OF ALL OF THE OBLIGATIONS UNDER AND IN CONNECTION WITH THIS NOTE, THE LOAN AGREEMENT AND ALL OF THE OTHER LOAN DOCUMENTS, THE LENDER SHALL REFUND SUCH EXCESS AMOUNT TO THE BORROWERS. EACH BORROWER HEREBY RELEASES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, ALL ERRORS AND ALL RIGHTS OF EXEMPTION, APPEAL, STAY OF EXECUTION, INQUISITION, AND OTHER RIGHTS TO WHICH SUCH BORROWER MAY OTHERWISE BE ENTITLED UNDER THE LAWS OF THE UNITED STATES OF AMERICA OR OF ANY STATE OR POSSESSION OF THE UNITED STATES OF AMERICA NOW IN FORCE AND WHICH MAY HEREAFTER BE ENACTED.  THE AUTHORITY AND POWER TO APPEAR FOR AND ENTER JUDGMENT AGAINST ANY BORROWER SHALL NOT BE EXHAUSTED BY ONE OR MORE EXERCISES THEREOF OR BY ANY IMPERFECT EXERCISE THEREOF AND SHALL NOT BE EXTINGUISHED BY ANY JUDGMENT ENTERED PURSUANT THERETO.  SUCH AUTHORITY MAY BE EXERCISED ON ONE OR MORE OCCASIONS OR FROM TIME TO TIME IN THE SAME OR DIFFERENT JURISDICTIONS AS OFTEN AS THE LENDER SHALL DEEM NECESSARY OR DESIRABLE, FOR ALL OF WHICH THIS NOTE SHALL BE A SUFFICIENT WARRANT.

21.           WAIVER OF TRIAL BY JURY.

EACH BORROWER AND THE LENDER (BY ITS ACCEPTANCE HEREOF) HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH SUCH BORROWER AND THE LENDER MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS NOTE OR (B) THE FINANCING DOCUMENTS.  IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS NOTE.

THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH BORROWER, AND EACH BORROWER HEREBY REPRESENTS THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT.  EACH BORROWER FURTHER REPRESENTS THAT IT HAS BEEN REPRESENTED IN THE SIGNING OF THIS NOTE AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF ITS OWN FREE WILL,

AND THAT IT HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

[Signatures Follow on Next Page]

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED TERM NOTE

IN WITNESS WHEREOF, each Borrower has caused this Note to be executed under seal by its duly authorized representatives as of the date first written above.

WITNESS OR ATTEST:	BORROWERS:

TVI CORPORATION

By:
(Seal)
Harley A. Hughes,
President and Chief Executive Officer

CAPA MANUFACTURING CORP.

By:
(Seal)
Harley A. Hughes,
President

SAFETY TECH INTERNATIONAL, INC.

By:
(Seal)
Harley A. Hughes,
President

SIGNATURE SPECIAL EVENT SERVICES, INC.

By:
(Seal)
Harley A. Hughes,
President

SCHEDULE 3 TO
AGREEMENT FOR POST-PETITION FINANCING

Disclosure Schedules

[Attached]

EXHIBIT A TO AGREEMENT FOR POST-PETITION FINANCING

Partial List of Financing Documents

[Attached]

EXHIBIT B TO AGREEMENT FOR POST-PETITION FINANCING

Form of Interim Financing Order

[Attached]

EXHIBIT C TO AGREEMENT FOR POST-PETITION FINANCING

List of Noticed Pre-Petition Defaults

[Attached]